                                                             Exhibit J(I)


         Consent of Independent Registered Public Accounting Firm


We hereby consent to the reference to our firm under the caption "Auditors" and to the use of our report on Bryce Capital Funds dated August 18, 2004, in this Registration Statement (Form N-1a/a Nos. 333-115038 and 811-21575) of Bryce Capital Funds.



/s/ BDO Seidman, LLP

BDO Seidman, LLP

New York, New York
August 9, 2004